UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) April 18, 2017

WHIRLPOOL CORPORATION
(Exact name of registrant as Specified in Charter)

Delaware	1-3932	38-1490038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 North M-63, Benton Harbor, Michigan		49022-2692
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (269) 923-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities At (17 CFR 230.425)
☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 18, 2017, Whirlpool Corporation (the "Corporation") held its 2017 annual meeting of stockholders. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the Corporation's proxy statement dated March 2, 2017 (the “Proxy Statement”). The results of the stockholder vote are as follows:

a.
Samuel R. Allen, Marc R. Bitzer, Greg Creed, Gary T. DiCamillo, Diane M. Dietz, Gerri T. Elliott, Jeff M. Fettig, Michael F. Johnston, John D. Liu, Harish Manwani, William D. Perez, Larry O. Spencer, and Michael D. White were each elected by the stockholders to a term to expire in 2018 or until their respective successors are duly elected and qualified.

Nominees	For	Against	Abstain	Broker Non-Votes
Samuel R. Allen	59,518,714	314,894	120,234	6,728,632
Marc R. Bitzer	59,194,787	662,712	96,343	6,728,632
Greg Creed	59,544,465	282,776	126,601	6,728,632
Gary T. DiCamillo	58,392,608	1,437,024	124,210	6,728,632
Diane M. Dietz	59,310,645	519,310	123,887	6,728,632
Gerri T. Elliott	59,190,637	641,996	121,209	6,728,632
Jeff M. Fettig	58,437,611	1,296,641	219,590	6,728,632
Michael F. Johnston	58,390,881	1,433,422	129,539	6,728,632
John D. Liu	58,981,552	854,931	117,359	6,728,632
Harish Manwani	56,559,610	3,262,836	131,396	6,728,632
William D. Perez	59,660,788	174,506	118,548	6,728,632
Larry O. Spencer	59,562,646	267,105	124,091	6,728,632
Michael D. White	59,033,229	786,788	133,825	6,728,632

b.
The stockholders approved, on an advisory (non-binding) basis, the compensation paid to the Corporation’s named executive officers disclosed in the Proxy Statement, including the Compensation Discussion & Analysis, the compensation tables, and related disclosure.

For	Against	Abstain	Broker Non-Votes
56,864,980	2,776,331	312,531	6,728,632

c.
The stockholders voted, on an advisory (non-binding) basis, on the frequency with which the Corporation should hold future advisory votes on executive compensation. Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of the Corporation's Board of Directors, the Corporation will hold a stockholder advisory vote on the compensation of the Corporation's named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of the Corporation's named executive officers as required pursuant to Section 14(A) of the Securities and Exchange act of 1934, as amended, and the rules and regulations promulgated thereunder.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
52,796,833	555,824	6,446,290	154,895	6,728,632

d.	The stockholders ratified the appointment of Ernst & Young LLP as the Corporation’s independent registered public accounting firm for 2017.

For	Against	Abstain
63,926,596	2,569,356	186,522

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHIRLPOOL CORPORATION

Date: April 20, 2017	By:	/s/ BRIDGET K. QUINN
	Name:	Bridget K. Quinn
	Title:	Corporate Secretary and Group Counsel